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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 20, 2002


                         SIGNAL TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)




        DELAWARE                 000-21770             04-2758268
(State or Other Jurisdiction    (Commission         (I.R.S. Employer
of Incorporation)               File Number)        Identification No.)



              222 ROSEWOOD DRIVE, DANVERS, MA             01923
          (Address of Principal Executive Offices)       (Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 774-2281











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ITEM 5.  OTHER EVENTS

     On November 20, 2002, Signal Technology Corporation sold certain assets of its remaining commercial fixed wireless business unit to Paratek Microwave for approximately $1.3 million in cash. Paratek Microwave also assumed certain liabilities in connection with the sale. A copy of the press release is being filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

               99.1 Press Release dated November 21, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIGNAL TECHNOLOGY CORPORATION



                                   By:/s/ Robert N. Nelsen
                                      -----------------------------------
                                      Robert N. Nelsen
                                      Title: Corporate Vice President and Chief
                                              Financial Officer



Date:  November 26, 2002



COMPANY PRESS RELEASE